J.P. MORGAN INCOME FUNDS

JPMorgan Emerging Markets Strategic Debt Fund

(the “Fund”)

(Class A, Class C and Class I Shares)

(a series of JPMorgan Trust I)

Supplement dated August 29, 2019

to the Summary Prospectus and the Prospectus dated March 1, 2019, as supplemented

The following changes to the Summary Prospectus and the Prospectus are effective immediately:

The first paragraph of the “The Fund’s Past Performance” section is deleted in its entirety and replaced with the following:

This section provides some indication of the risks of investing in the Fund. The bar chart shows how performance of the Fund’s Class I Shares varied from year to year over the past six calendar years. The table shows the average annual total returns over the past one year, five years and life of the Fund. The table compares that performance to the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified, the Emerging Markets Strategic Debt Composite Benchmark (a composite benchmark of the equally weighted average of J.P. Morgan EMBI Global Diversified, J.P. Morgan GBI-EM Global Diversified and J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified) and the Lipper Emerging Markets Hard Currency Debt Funds Index. The Lipper index is based on the total return of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Also, the “Average Annual Total Returns” table is deleted in its entirety and replaced with the following:

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2018)

	Past 1 Year	Past 5 Years	Life of Fund (since 06/29/2012)
CLASS I SHARES
Return Before Taxes	–6.14%	–2.27%	–2.58%
Return After Taxes on Distributions	–7.99	–3.05	–3.23
Return After Taxes on Distributions and Sale of Fund Shares	–3.62	–2.03	–2.18

CLASS A SHARES
Return Before Taxes	–9.90	–3.26	–3.39

CLASS C SHARES
Return Before Taxes	–7.89	–3.00	–3.30

J.P. MORGAN EMERGING MARKETS BOND INDEX (EMBI) GLOBAL DIVERSIFIED
(Reflects No Deduction for Fees, Expenses or Taxes)	–4.26	4.80	4.28

EMERGING MARKETS STRATEGIC DEBT COMPOSITE BENCHMARK
(Reflects No Deduction for Fees, Expenses or Taxes)	–3.96	2.78	2.66

LIPPER EMERGING MARKETS HARD CURRENCY DEBT FUNDS INDEX
(Reflects No Deduction for Taxes)	–5.93	2.9	2.99	[1]

1	The Fund commenced operations on 6/29/12. Performance for the benchmark is for 6/30/12.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUS AND PROSPECTUS

FOR FUTURE REFERENCE

SUP-EMSD-ACI-BM-819